General Municipal
      Bond Fund, Inc.



      SEMIANNUAL REPORT August 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              General Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General Municipal Bond Fund, Inc., covering the six-month period from March 1, 2002 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
W. Michael Petty.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt bonds that are credit sensitive, such as lower rated and tax-exempt corporate bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004, due in part to recent legislation.

Nonetheless, if you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002


2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended August 31, 2002, the fund produced a 3.07% total return.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.17% for the same period.(2) Additionally, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.66%.(3)

We attribute the municipal bond market's strong returns to declining interest rates and surging investor demand for tax-exempt bonds. The fund's total return lagged those of its benchmark and peer group primarily because of the lingering effects of the 2001 recession and September 11 terrorist attacks, which greatly impacted tax-exempt bonds that were issued on behalf of airlines which the fund owned.

What is the fund's investment approach?

Our goal is to maximize income exempt from federal income tax to the extent consistent with the preservation of capital.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that cannot be redeemed by their issuers within the next 10 years and that are selling at a discount to their face values.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary

                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration that is consistent with that of other municipal bond funds.

What other factors influenced the fund's performance?

Although the municipal bond market and the fund generally benefited during the reporting period from low interest rates and robust levels of investor demand, the fund' s performance was hurt by its holdings of tax-exempt bonds issued on behalf of airlines. Prices of airline-related bonds, already suffering due to the 2001 recession, fell sharply after the September 11 terrorist attacks caused many travelers to reduce their air travel activities, contributing to widespread financial losses among the nation's major airlines.

Historically, many airlines have participated in the tax-exempt bond markets to finance public facilities under their control, such as airport terminals. While we believe that these facilities continue to enjoy economic viability and represent valuable assets, the deterioration of airlines' underlying business fundamentals caused many of these bonds to lose a substantial portion of their value. Although prices of airline-related bonds generally rallied during the first quarter of 2002 when investors anticipated a more robust economic recovery than actually ensued, prices subsequently declined to levels near their previous lows. Although these bonds represented just a small percentage of the fund's total assets, their poor performance eroded the fund's returns significantly.

We  have  made   substantial   efforts  to  reduce  the   fund's   holdings   of
airline-related bonds and other tax-exempt corporate holdings. However, it has generally made little sense to sell them at prevailing low prices.

4

What is the fund's current strategy?

We have recently adopted a more conservative investment posture. With interest rates now hovering near historical lows, we believe that the bulk of the municipal bond market's price gains are probably behind it. Accordingly, we have reduced the fund's average duration to protect assets from the potential effects of rising interest rates when the economy improves. We have also attempted to upgrade the fund's overall credit quality by focusing on highly rated securities and purchasing insurance on some of the fund's corporate holdings.(4) Finally, we have diversified more broadly among a larger number of tax-exempt issuers.

As of the end of the reporting period, long-term, triple-A-rated municipal bond yields have fallen below 5%. However, we expect the volume of new bond issuance to increase as issuers take advantage of the low interest-rate environment, which may put upward pressure on bond yields. Therefore, in our view, the fund's relatively defensive posture is prudent in the current investment environment.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                     The Fund  5



STATEMENT OF INVESTMENTS

August 31, 2002 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.0%

Jefferson County, Sewer Revenue

   5.125%, 2/1/2039 (Insured; FGIC)                                                           4,000,000                4,013,920

ARIZONA--2.3%

Arizona School Facilities Board, State School

   Improvement Revenue 5.25%, 7/1/2020                                                        2,500,000                2,646,525

Glendale Industrial Development Authority

   (Midwestern University) 5.875%, 5/15/2031                                                  1,000,000                1,025,930

Maricopa County Pollution Control Corp., PCR

   (El Paso Electric Co. Project) 6.25%, 8/1/2005                                             4,000,000                4,020,240

Scottsdale Industrial Development Authority, HR

   (Scottsdale Healthcare) 5.80%, 12/1/2031                                                   2,000,000                2,038,020

CALIFORNIA--4.8%

California Pollution Control Financing Authority, PCR:

  (San Diego Gas and Electric Co.)

      10.094%, 6/1/2014 (Insured; MBIA)                                                       6,355,000  (a,b)         8,765,515

   (Southern California Edison) 7%, 2/28/2008                                                 2,500,000                2,560,500

Sacramento Municipal Utility District, Electric Revenue

   5.25%, 7/01/2028                                                                           7,000,000                7,083,020

San Joaquin Hills Transportation Corridor, Toll Road Revenue

   Zero Coupon, 1/15/2026 (Insured; MBIA)                                                     6,000,000                1,713,060

COLORADO--6.6%

Broomfield, COP (Open Space Park and Recreation

   Facilities) 5.50%, 12/1/2020 (Insured; AMBAC)                                              1,000,000                1,072,860

Colorado Educational and Cultural Facilities Authority,

  LR (Community Colleges of Colorado Project)

   5.50%, 12/1/2021 (Insured; AMBAC)                                                          1,100,000                1,179,409

Colorado Housing Finance Authority, Single Family Program

   7.15%, 10/1/2030 (Insured; FHA)                                                              795,000                  902,937

Denver City and County, Airport System Revenue:

   7.25%, 11/15/2012                                                                          4,065,000                4,177,641

   7.25%, 11/15/2012 (Prerefunded 11/15/2002)                                                 1,035,000  (c)           1,067,851

   7.25%, 11/15/2023                                                                          3,985,000                4,103,434

   7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                                 1,200,000  (c)           1,238,088

E-470 Public Highway Authority, Revenue

   5.75%, 9/1/2035 (Insured; MBIA)                                                            5,500,000                5,964,255

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                                            5,000,000                5,245,150

Northwest Parkway Public Highway Authority, Revenue

   7.125%, 6/15/2041                                                                          2,500,000                2,596,900

6
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--2.2%

Connecticut State Health and Educational
  Facilities Authority, Revenue:

      (University Of Hartford) 5.625%, 7/1/2026                                               4,345,000                4,666,313

      (Saint Francis Hospital and Medical Center)
         5.50%, 7/1/2017                                                                      4,040,000                4,416,124

FLORIDA--.8%

Jacksonville Electric Authority, Revenue

   5.50%, 10/1/2030                                                                           3,385,000                3,454,494

GEORGIA-- 1.7%

Atlanta and Fulton County Recreation Authority, Revenue

  (Downtown Arena Public Improvement)

   5.375%, 12/1/2026 (Insured; MBIA)                                                          2,180,000                2,246,970

College Park Business and Industrial Development

  Authority, Revenue (Civic Center)

   5.75%, 9/1/2026 (Insured; AMBAC)                                                           4,250,000                4,643,677

ILLINOIS--3.1%

City of Chicago Board of Education, School Reform

   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                    20,000,000                5,252,000

Illinois Development Finance Authority, Revenue

  (Midwestern University):

      6%, 5/15/2026                                                                           1,000,000                1,016,070

      6%, 5/15/2031                                                                           1,000,000                1,012,810

Illinois Health Facilities Authority, Health Hospital and
   Nursing Home Revenue (Residential Centers Inc.)

   8.50%, 8/15/2016                                                                           5,025,000                5,131,279

Village of Romeoville 8.375%, 1/1/2010                                                          630,000                  656,120

KENTUCKY--3.8%

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                6,403,980

Kenton County Airport Board, Airport Revenue

   (Delta Airlines Project) 6.125%, 2/1/2022                                                  3,160,000                2,427,575

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                                            6,000,000                7,127,520

LOUISIANA--3.0%

Louisiana Public Facilities Authority, HR (Louisiana Association

  of Independent Colleges and Universities Facilities

   Loan Program) 7%, 12/1/2017 (Prerefunded 12/1/2002)                                        6,195,000  (c)           6,406,188

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA (CONTINUED)

Parish of Saint James, SWDR (Freeport-McMoRan Partnership

   Project) 7.70%, 10/1/2022                                                                  4,140,000                4,053,598

Parish of Saint Tammany Hospital Service District Number 1,

  HR (Tammany Parish Hospital Project)

   5%, 7/1/2022 (Insured; ACA)                                                                2,185,000                2,132,473

MARYLAND--2.8%

Maryland Community Development Administration Department

   of Community Development 11.475% 4/1/2026                                                  3,830,000  (a,b)         4,208,289

Maryland Health and Higher Educational Facilities Authority,

  Revenue (University of Maryland Medical Systems)

   5.75%, 7/1/2017                                                                            3,000,000                3,234,570

Montgomery County Housing Opportunities Commission,

   MFMR 7.375%, 7/1/2032                                                                        965,000                  975,721

Pontiac Tax Increment Finance Authority, Revenue

   (Development Area Number 3) 6.25%, 6/1/2022                                                3,250,000                3,244,118

MASSACHUSETTS--1.9%

State of Massachusetts

   5%, 8/1/2022 (Insured; MBIA)                                                               5,000,000                5,079,950

Massachusetts Development Finance Agency Revenue,

   (Boston University) 6%, 5/15/2059                                                          2,500,000                2,833,525

MICHIGAN--11.7%

Michigan Building Authority, Revenue

   9.07%, 10/15/2017                                                                          5,000,000  (a,b)         5,871,200

Dearborn Economic Development Corp., HR

  (Oakwood Obligated Group)

   5.875%, 11/15/2025 (Insured; FGIC)                                                         4,950,000                5,331,595

Dickinson County Healthcare Systems, HR

   5.80%, 11/1/2024 (Insured; ACA)                                                            1,250,000                1,285,037

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                2,000,000  (c)           2,397,300

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               4,910,000  (c)           5,888,858

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                8,000,000  (c)           9,299,840

Michigan Strategic Fund, SWDR (Genesee Power Station

   Project) 7.50%, 1/1/2021                                                                   6,900,000                6,776,490

Romulus Economic Development Corp., Economic Development

  Revenue (HIR Limited Partnership Project)

   7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                                  5,000,000                6,326,000

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines Inc.) 6.75%, 12/1/2015                                                 6,430,000                5,356,640

8
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA--2.3%

Chaska, Electric Revenue 6%, 10/1/2025                                                        2,000,000                2,110,500

Minneapolis and Saint Paul Metropolitan Airports Commission

  Special Facilities Revenue (Northwest Airlines)

   7%, 4/1/2025                                                                               1,700,000                1,384,871

Minnesota Housing Finance Agency, SFMR:

   5.95%, 1/1/2017                                                                            2,345,000                2,489,358

   6%, 1/1/2021                                                                               1,650,000                1,733,441

Northfield, HR 6%, 11/1/2026                                                                  2,000,000                2,006,800

MISSOURI--1.8%

Missouri State Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                                                   1,190,000                1,254,879

Saint Louis Industrial Development Authority, Revenue

  (Saint Louis Convention Center)

   7.20%, 12/15/2028                                                                          6,000,000                5,987,820

NEBRASKA--.5%

Douglas County 5%, 12/15/2017                                                                 2,115,000                2,204,168

NEW HAMPSHIRE--.4%

New Hampshire Housing Finance Authority,

  Single Family Residential Mortgage:

      7.75%, 7/1/2023                                                                           310,000                  313,751

      7.70%, 7/1/2029                                                                         1,180,000                1,181,687

NEW YORK--3.6%

New York State Dormitory Authority, Revenue

  (State University Educational Facilities)

   7.50%, 5/15/2013                                                                           2,500,000                3,272,500

Triborough Bridge and Tunnel Authority, Highway Toll
   Revenues 5.50%, 1/1/2017 (Insured; MBIA)                                                  10,000,000               11,476,300

NORTH CAROLINA--2.3%

North Carolina Eastern Municipal Power Agency, Power

   System Revenue 6.75%, 1/1/2026 (Insured; ACA)                                              5,000,000                5,516,000

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.):

      6.45%, 8/15/2020 (Insured; ACA)                                                         1,000,000                1,100,150

      6.625%, 8/15/2030 (Insured; ACA)                                                        2,565,000                2,825,040

OHIO--8.1%

Cleveland-Cuyahoga County Port Authority, Revenue

   7.35%, 12/1/2031                                                                           3,000,000                3,053,490

                                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Cuyahoga County, HR (Metrohealth Systems Project):

   6.15%, 2/15/2029                                                                           3,115,000                3,237,233

   (Canton Inc. Project) 7.50%, 1/1/2030                                                      7,000,000                7,659,890

Hamilton County, Sales Tax

   Zero Coupon, 12/1/2025 (Insured; AMBAC)                                                   17,765,000                5,311,913

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                                                         4,860,000                5,179,788

Ohio Water Development Authority, Pollution Control Facilities

  Revenue (Cleveland Electric) 6.10%, 8/1/2020

   (Insured; ACA)                                                                             3,000,000                3,105,570

Rickenbacker Port Authority, Capital Funding Revenue

   5.375%, 1/1/2032                                                                           4,000,000                4,044,080

University of Cincinnati, General Receipts

   5%, 6/1/2022 (Insured; MBIA)                                                               2,000,000                2,033,060

OKLAHOMA--2.5%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                                               6,025,000                7,129,141

Tulsa Municipal Airport Trust, Revenue

   (American Airlines Project) 5.375%, 12/1/2006                                              4,000,000                3,272,240

OREGON--1.9%

Lane County School District No. 52, Bethel

   5%, 6/15/2020 (Insured; FSA)                                                               3,700,000                3,834,569

Portland, Sewer System Revenue

   5.75%, 8/1/2019 (Insured; FGIC)                                                            3,500,000                3,865,855

PENNSYLVANIA--5.1%

Allegheny County Sanitation Authority, Sewer Revenue

   5.375%, 12/1/2024 (Insured; MBIA)                                                         13,700,000               14,163,882

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

  (Saint John's Care Center)

   5.85%, 4/20/2036 (Guaranteed; GNMA)                                                        4,210,000                4,366,317

Pennsylvania Higher Educational Facilities Authority,

   Revenue 5.625%, 6/15/2019 (Insured; AMBAC)                                                 2,605,000                2,741,215

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership E-1) 7.55%, 10/1/2022                                                         355,000                  359,100

10
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--1.2%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               5,050,000                5,060,251

TENNESSEE--.5%

Knox County Health Educational and Housing Facilities Board,

  Hospital Facilities Revenue (Baptist Health System

   of East Tennessee) 6.50%, 4/15/2031                                                        2,000,000                2,059,340

TEXAS--7.1%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project)

   7%, 12/1/2011 (Guaranteed; AMR Corp.)                                                      9,900,000                7,506,774

Austin Convention Enterprises Inc., Convention Center:

   6.70%, 1/1/2028                                                                            5,000,000                5,114,600

   Trust Certificates 5.75%, 1/1/2032                                                         5,000,000                5,233,600

Houston, Airport System Revenue

  Special Facilities (Continental Airlines Project):

      5.70%, 7/15/2029                                                                        2,075,000                1,317,397

      6.75%, 7/1/2029                                                                         5,000,000                3,720,850

Texas Turnpike Authority, Central Texas Turnpike

   System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)                                           3,500,000                3,773,630

Wichita Falls, Water and Sewer Revenue

   5.375%, 8/1/2024 (Insured; AMBAC)                                                          3,000,000                3,105,120

UTAH--.9%

Carbon County, SWDR (Sunnyside Cogeneration Project)

   7.10%, 8/15/2023                                                                           3,600,000                3,668,580

WASHINGTON--6.1%

Chelan County Public Utility District Number 001, Consolidated

   Revenue (Chelan Hydroelectric) 7.50%, 7/1/2011                                             5,655,000                5,954,319

Energy Northwest, Electric Revenue (Project Number 1):

   9.67%, 7/1/2017 (Insured; MBIA)                                                            2,500,000  (a,b)         3,074,075

   9.67%, 7/1/2018 (Insured; MBIA)                                                            2,500,000  (a,b)         3,048,675

Washington Public Power Supply System, Revenue (Nuclear

   Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                                        10,425,000               13,532,693

WEST VIRGINIA--.6%

State of West Virginia, Road

   5.75%, 6/1/2025 (Insured; MBIA)                                                            2,500,000                2,692,050

                                                                                                                     The Fund  11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--2.5%

Badger Tobacco Asset Securitization Corp., Asset Backed

   7%, 6/1/2028                                                                              10,000,000               10,551,400

WYOMING--.7%

Wyoming Community Development Authority, Housing Revenue

   6.25%, 6/1/2027                                                                              290,000                  290,038

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                                            2,500,000                2,633,950

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $372,939,860)                                                                                               391,123,529
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.1%

ALABAMA--1.8%

Jefferson County, VRDN

   1.80%, (SBPA; JP Morgan Chase Bank)                                                        7,500,000  (d)           7,500,000

NORTH CAROLINA--.2%

University of North Carolina at Chapel Hill, Revenue,

   VRDN 1.85% (SBPA; Landesbank Hessen-Thurgen)                                               1,100,000  (d)           1,100,000

TENNESSEE--.8%

Blount County Public Building Authority, Local

  Government Public Improvement, VRDN:

      1.85% (SBPA; KBC Bank, Landesbank Wurttemberg)                                          1,300,000  (d)           1,300,000

      1.80% (SBPA; Toronto Dominion Bank)                                                     1,500,000  (d)           1,500,000

Servier County Public Building Authority, Local

  Government Improvement, VRDN

   1.85% (SBPA; Morgan Guaranty Trust Co.)                                                      500,000  (d)             500,000

TEXAS--2.3%

Harris County Health Facilities Development Corp.,

  HR, VRDN (Texas Children's Hospital)

   1.95% (SBPA; JP Morgan Chase Bank)                                                         9,500,000  (d)           9,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $21,400,000)                                                                                                 21,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $394,339,860)                                                                             99.0%             412,523,529

CASH AND RECEIVABLES (NET)                                                                          1.0%               4,094,612

NET ASSETS                                                                                        100.0%             416,618,141

12

Summary of Abbreviations

ACA                       American Capital Access                         LR                        Lease Revenue

AMBAC                     American Municipal Bond                         MBIA                      Municipal Bond Investors
                             Assurance Corporation                                                     Assurance Insurance
                                                                                                       Corporation
COP                       Certificate of Participation
                                                                                                    Multi-Family Housing Revenue
FGIC                      Financial Guaranty Insurance                    MFHR
                             Company                                                                Multi-Family Mortgage Revenue
                                                                          MFMR
FHA                       Federal Housing Administration                                            Pollution Control Revenue
                                                                          PCR
FNMA                      Federal National Mortgage                                                 Standby Bond Purchase
                             Association                                  SBPA                         Agreement

FSA                       Financial Security Assurance                                              Single-Family Mortgage Revenue
                                                                          SFMR
GNMA                      Government National Mortgage                                              Solid Waste Disposal Revenue
                             Association                                  SWDR
                                                                                                    Variable Rate Demand Notes
HR                        Hospital Revenue                                VRDN




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              40.4

AA                               Aa                              AA                                               13.5

A                                A                               A                                                18.6

BBB                              Baa                             BBB                                               7.1

BB                               Ba                              BB                                                5.4

B                                B                               B                                                 1.2

F1                               Mig1                            SP1                                               5.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.6

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2002, THESE SECURITIES AMOUNTED TO $24,967,754 OR 6.0% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           394,339,860   412,523,529

Cash                                                                  3,455,956

Interest receivable                                                   6,053,789

Prepaid expenses                                                         16,218

                                                                    422,049,492
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           292,376

Payable for investment securities purchased                           5,042,283

Accrued expenses                                                         96,692

                                                                      5,431,351
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      416,618,141
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     423,640,601

Accumulated undistributed investment income--net                        555,130

Accumulated net realized gain (loss) on investments                 (25,761,259)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      18,183,669
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      416,618,141
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      30,653,607

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.59

SEE NOTES TO FINANCIAL STATEMENTS.

14


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,408,211

EXPENSES:

Management fee--Note 3(a)                                            1,133,815

Distribution fees and prospectus--Note 3(b)                            413,700

Shareholder servicing costs--Note 3(b)                                  91,627

Custodian fees                                                          25,351

Professional fees                                                       21,928

Registration fees                                                       13,200

Shareholders' reports                                                    9,472

Directors' fees and expenses--Note 3(c)                                  6,545

Loan commitment fees--Note 2                                             1,466

Miscellaneous                                                           10,716

TOTAL EXPENSES                                                       1,727,820

INVESTMENT INCOME--NET                                              10,680,391
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (6,184,201)

Net unrealized appreciation (depreciation) on investments            7,973,051

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,788,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,469,241

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2002          Year Ended
                                               (Unaudited)  February 28, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,680,391          22,253,009

Net realized gain (loss) on investments        (6,184,201)            415,527

Net unrealized appreciation (depreciation)
   on investments                               7,973,051          (5,471,468)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,469,241          17,197,068
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (10,565,001)        (21,952,239)

Net realized gain on investments                  (27,295)            (40,136)

TOTAL DIVIDENDS                               (10,592,296)        (21,992,375)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  51,145,642          83,326,997

Dividends reinvested                            7,285,593          15,069,326

Cost of shares redeemed                       (56,796,324)       (106,562,155)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  1,634,911           (8,165,832)

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,511,856          (12,961,139)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           413,106,285         426,067,424

END OF PERIOD                                 416,618,141         413,106,285

Undistributed investment income--net              555,130            439,740
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,790,111          6,081,975

Shares issued for dividends reinvested            540,519          1,106,422

Shares redeemed                                (4,208,468)        (7,788,628)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     122,162           (600,231)

SEE NOTES TO FINANCIAL STATEMENTS.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                           August 31, 2002                          Fiscal Year Ended February,
                                                              ----------------------------------------------------------------------
                                                (Unaudited)       2002(a)         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.53       13.69           13.03         14.57         14.95         14.53

Investment Operations:

Investment income--net                                 .35(b)      .72(b)          .73           .73           .74           .77

Net realized and unrealized
   gain (loss) on investments                          .06        (.17)            .66         (1.42)         (.09)          .44

Total from Investment Operations                       .41         .55            1.39          (.69)          .65          1.21

Distributions:

Dividends from investment
   income--net                                        (.35)       (.71)           (.73)         (.73)         (.74)         (.77)

Dividends from net realized
   gain on investments                                (.00)(c)    (.00)(c)          --          (.12)         (.29)         (.02)

Total Distributions                                   (.35)       (.71)           (.73)         (.85)        (1.03)         (.79)

Net asset value, end of period                       13.59       13.53           13.69         13.03         14.57         14.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.07(d)     4.14           10.92         (4.81)         4.47          8.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .84(e)      .86             .87           .87           .86           .87

Ratio of net investment income
   to average net assets                              5.18(e)     5.30            5.44          5.29          5.04          5.23

Portfolio Turnover Rate                              27.72(d)    56.87           43.00         47.10         99.51         91.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     416,618     413,106         426,067       438,827       575,213       653,515

(A)  AS REQUIRED,  EFFECTIVE MARCH 31, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01,  DECREASE NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     5.23% TO 5.30%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO MARCH 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  17



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General  Municipal  Bond  Fund,  Inc.  (the  "fund") is  registered  under  the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial

18

futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,529 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                                    The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $18,912,822 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2002. If not applied, $11,286,399 of the carryover expires in fiscal 2008 and $7,626,423 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2002 was as follows: tax exempt income $21,952,239 and ordinary income $40,136. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended August 31, 2002, there was no expense reimbursement pursuant to the Agreement.

20

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended August 31, 2002, the fund was charged $413,700 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $88,256 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2002, redemption fees charged and retained by the fund amounted to $1,494.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $108,517,325 and $119,959,180, respectively.

At  August  31, 2002, accumulated net unrealized appreciation on investments was
$18,183,669,   consisting  of  $24,251,325  gross  unrealized  appreciation  and
$6,067,656 gross unrealized depreciation.

At August 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                   For More Information

                        General Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  106SA0802